Rule 497(e)
                                                 File Nos. 33-34841 and 811-6011



                              The Montgomery Funds

                    Supplement dated December 5, 2002 to the
                       Prospectuses dated October 31, 2002

Purchases are no longer being accepted into the Montgomery U.S. Focus Fund and the Montgomery Mid Cap Focus Fund (the "Funds"). These Funds will close by December 30, 2002 and their assets will be returned to shareholders, with the exception of assets held in individual retirement accounts (IRAs). Assets held in IRAs will be exchanged into the Montgomery Government Money Market Fund.